T. Rowe Price
New America Growth Portfolio

Semiannual Report

June 30, 1998

Dear Investor

Financial market conditions remained extremely favorable in the first half of 1998. Continued strong domestic economic growth, low inflation, and declining long-term interest rates sent both the stock and bond markets to new highs. Investors shrugged off both the growing problems in Asia and record high stock valuations. The Standard & Poor's 500 Stock Index rose 17.71% in the six months, all the more impressive after 1997's strong 33.36% advance. Following the pattern of recent years, large-capitalization blue chips continued to lead the market while small- and medium-cap issues lagged significantly.

Against this backdrop of narrow market leadership, we are pleased to report that the New America Growth Portfolio kept pace with the unmanaged S&P 500, rising 17.10% for the six months and 30.18% for the 12-month period. The fund outperformed the average growth fund in its Lipper universe for both periods. New America's focus on high-growth, domestic service-based companies helped it avoid being hurt by fallout from the economic crisis in Asia.


Performance Comparison

Periods Ended 6/30/98                            6 Months           12 Months
--------------------------------------------------------------------------------

New America
Growth Portfolio                                   17.10%              30.18%

S&P 500                                            17.71               30.16

Lipper Variable Annuity
Underlying Growth
Funds Average                                      16.23               28.06


Market Environment

Investors continued to benefit from a nearly perfect economic and financial climate. The U.S. economy is on its way to a record eighth consecutive year of expansion, with growth in the first half of 1998 at or above the level forecast by most economists. Corporate profits also remained surprisingly strong for this late stage of the economic cycle, although signs of a slowdown are appearing. Inflation remained low, despite the robust economy and strong labor markets. A surging dollar has forced U.S. companies to maintain stable product prices in order to remain competitive and has kept labor costs in check. Interest rates declined modestly this year as well, despite the strong economy, as foreigners sought dollar-denominated securities in response to the turmoil in Asia. In addition, investors cheered the improved fiscal health of the U.S.; estimates of the expected federal budget surplus, the first since 1969, increased as the year unfolded.

The political environment in Washington remained favorable for investors. The economy has swelled federal coffers, and anti-business sentiment in Washington is extremely low. Last year, Congress passed a bill cutting the capital gains tax rate for the first time since 1981. Stock market supply and demand forces also remained positive, with equity mutual fund inflows continuing at record levels. Strong corporate earnings and high stock prices led to a record number of corporate mergers and a high level of stock repurchase activity. All in all, stock market conditions were extraordinarily favorable.

The major uncertainty facing the market is whether the economic crisis in Asia will seriously affect U.S. companies and overall domestic growth. An increasing number of U.S. multinationals and major exporters to Asia have begun to be hurt. Fortunately, our economy does not rely heavily on Asian demand, and, in the short run, declining Asian currencies have forced U.S. companies to keep prices down. At this point, we believe the U.S. economy will be able to weather the problems in Asia without being significantly affected. The risk of a worsening of the Asia crisis, however, will remain a wild card for the U.S. market in the near term.

Strength in the major market indices masked the increasing underperformance of all but a small number of large blue chips. Small- and mid-cap issues lagged by wider and wider margins. In the first half, the 10 largest companies in the S&P 500 rose 25% on average while the 200 smallest rose just 6.5%. Valuation levels of the large-cap market leaders soared, creating a two-tier market increasingly reminiscent of the "Nifty Fifty" growth stock market of the early 1970s. On a relative basis, small- and mid-cap stocks are now as cheap as at the market's lows in 1990.

Growth stocks performed well through June, surpassing the value sector. These stocks tend to do well when investors fear that a slowing economy will reduce the growth rate of corporate profits. With many cyclical companies hurt by Asia, investors sought companies whose growth prospects are relatively immune to foreign economic conditions. This has increased investor interest in the types of businesses New America focuses on- domestic, noncyclical, service-based companies.


Portfolio Review

All three major sectors of the portfolio contributed to the fund's strong first-half performance-financial services, consumer services, and business services. Media and communications companies were the best performers for the period. We boosted holdings in this area over the past year, and they now represent approximately 18% of assets. Our top three performers so far this year all are in the media and communications area: Outdoor Systems, a leading consolidator of the outdoor advertising market; AirTouch Communications, a top domestic and international cellular telephone service provider; and Telecom Liberty Media, the largest owner of cable TV networks. Other top performers include mutual fund provider Franklin Resources, cruise ship operator Carnival, and office supplies marketer Viking Office Products.

Energy service stocks were among the fund's few decliners in the first half as investors worried that falling oil prices and oversupply might lead to lower future drilling activity. However, the drop in Smith International and Schlumberger was partially offset by takeover offers for our other two energy service holdings, Camco International and Western Atlas. Our health care services stocks also fell, including PhyCor and Concentra Managed Care, as investors became increasingly concerned about the profit outlook for managed care companies.

Our largest decliner was Cendant, which fell nearly 40% in the first half. Cendant was formed in December 1997 by the merger of CUC International and HFS, both long-time fund holdings and major contributors to performance over the last five years. In April, the company disclosed potential accounting irregularities at its former CUC International unit, triggering a 45% drop in its stock the day of the announcement. We had trimmed our Cendant holding somewhat before the downturn and more in its aftermath. The stock declined further in July when the company announced that last year's earnings overstatement was greater than initially thought. The company remains profitable and generates substantial free cash flow. Its decline is overdone, in our opinion, and we continue to hold Cendant shares.

Changes in sector weightings in the last six months were relatively modest. As noted, we continued to boost our media and communications holdings in the consumer services sector with the addition of Jacor Communications and Chancellor Media, both large owners of radio stations. Western Wireless, a growing cellular telephone service provider, was also added. We restructured our financial services holdings in the first half, reducing our insurance positions and adding several new names including BANC ONE, Morgan Stanley Dean Witter Discover, Travelers Group, and Associates First Capital.


Sector Diversification

                               6/30/97             12/31/97            6/30/98
--------------------------------------------------------------------------------

Financial Services                 19%                  19%                16%

Consumer Services                  31                   43                 47

Business Services                  40                   32                 33

Reserves                           10                    6                  4

Total                             100%                 100%               100%


Outlook

The U.S. economy remains healthy, with inflation and interest rate levels supportive of continued strong financial markets. Corporate profit gains also remain vibrant, but the rate of growth is slowing because of the maturing economy, fallout from the strong U.S. dollar, and the effects of Asia's difficulties. Stock market valuation levels are high by any measure but are particularly extended for the short list of market-leading blue chips. Valuation levels for most stocks are more reasonable, however, and can be justified as long as interest rates and inflation remain low.

We believe the outlook for the New America Growth Portfolio is favorable. Our holdings of noncyclical domestic service businesses have minimal exposure to the problems in Asia or to the effects of a continued strong U.S. dollar. Should domestic economic growth taper off, investments in such areas as financial services, media and entertainment, communications, and business services should be less affected than those in other sectors. Our portfolio's valuation level has not moved up as much as the overall market and remains reasonable if our expectation of close to 20% earnings growth for portfolio companies proves correct. We anticipate attractive long-term returns.

Respectfully submitted,

John H. Laporte

President and Chairman of the
Investment Advisory Committee

Brian W.H. Berghuis
Executive Vice President

July 24, 1998


Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share

6 Months Ended 6/30/98

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Outdoor Systems                                   20(cents)

AirTouch Communications                           20

Telecom Liberty Media                             18

Franklin Resources                                17

Carnival                                          16

Galileo International                             15

Viking Office Products                            15

USA Waste Services                                14

Fairfax Financial                                 14

WorldCom                                          14
--------------------------------------------------------------------------------

Total                                            163(cents)
--------------------------------------------------------------------------------

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Cendant                                          -45(cents)

Smith International                               11

PhyCor                                            10

Avis Rent A Car*                                   5

Concentra Managed Care*                            4

Ikon Office Solutions**                            4

UNUM**                                             4

MGIC Investment                                    3

General Nutrition                                  3

Schlumberger                                       3
--------------------------------------------------------------------------------

Total                                            -92(cents)
--------------------------------------------------------------------------------


12 Months Ended 6/30/98

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

AirTouch Communications                           34(cents)

Outdoor Systems                                   32

Comcast                                           31

Franklin Resources                                27

Carnival                                          26

Costco Companies                                  23

Cardinal Health                                   23

Telecom Liberty Media*                            20

Home Depot                                        18

ACE Limited                                       17
--------------------------------------------------------------------------------

Total                                            251(cents)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Vencor**                                         -16(cents)

PhyCor                                            14

First Data                                        13

Cendant                                           10

Smith International                               10

Green Tree Financial**                             6

Extended Stay America                              5

Money Store**                                      5

Avis Rent A Car*                                   5

Concentra Managed Care*                            5
--------------------------------------------------------------------------------

Total                                            -89(cents)
--------------------------------------------------------------------------------

  *  Position added
 **  Position eliminated


Twenty-Five Largest Holdings

                                                 Percent of
                                                 Net Assets
                                                    6/30/98
--------------------------------------------------------------

USA Waste Services                                     2.7%

AirTouch Communications                                2.6

Franklin Resources                                     2.6

Outdoor Systems                                        2.1

Service Corp. International                            2.0

Cardinal Health                                        2.0

Viking Office Products                                 2.0

General Nutrition                                      2.0

Comcast                                                1.9

Carnival                                               1.9

Freddie Mac                                            1.8

Interim Services                                       1.8

Telecom Liberty Media                                  1.8

Cendant                                                1.8

The CIT Group                                          1.8

Metamor Worldwide                                      1.8

WorldCom                                               1.7

AutoZone                                               1.7

Costco Companies                                       1.7

Circuit City Stores                                    1.6

Home Depot                                             1.6

Outback Steakhouse                                     1.6

Quorum Health Group                                    1.6

SunGard Data Systems                                   1.6

First Data                                             1.6
------------------------------------------------------------

Total                                                 47.3%
------------------------------------------------------------


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


New America Growth Portfolio

As of 6/30/98

                                                             Lipper Variable
                     New America         S&P 500             Annuity Underlying
                     Growth              Stock               Growth Funds
                     Portfolio           Index               Average

3/31/94              10,000              10,000              10,000

6/30/94               9,670              10,042               9,764

6/30/95              12,504              12,660              12,057

6/30/96              17,326              15,952              14,910

6/30/97              19,964              21,487              18,687

6/30/98              25,990              27,968              23,939


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


New America Growth Portfolio

Periods Ended 6/30/98

                                                      Since      Inception
                          1 Year      3 Years     Inception           Date
--------------------------------------------------------------------------------

                          30.18%       27.62%        25.21%        3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights

T. Rowe Price New America Growth Portfolio
(Unaudited)

                             For a share outstanding throughout each period
                         -----------------------------------------------------

                         6 Months       Year                          3/31/94
                            Ended      Ended                          Through
                          6/30/98   12/31/97   12/31/96   12/31/95   12/31/94

NET ASSET VALUE
Beginning of period      $  21.35   $  17.67   $  15.23   $  10.10   $  10.00

Investment activities
  Net investment income     (0.03)                 --     0.04  0.03     0.01
  Net realized and
  unrealized gain (loss)     3.68       3.73       2.94       5.12       0.09

  Total from
  investment activities      3.65       3.73       2.98       5.15       0.10

Distributions
  Net investment income      --         --        (0.04)     (0.02)      --
  Net realized gain          --        (0.05)     (0.50)      --         --

  Total distributions        --        (0.05)     (0.54)     (0.02)      --

NET ASSET VALUE
End of period            $  25.00   $  21.35   $  17.67   $  15.23   $  10.10
                         -----------------------------------------------------

Ratios/Supplemental Data

Total return(C)             17.10%     21.12%     20.09%     51.10%      1.00%

Ratio of expenses to
average net assets           0.85%!     0.85%      0.85%      0.85%    0.85%!

Ratio of net investment
income to average
net assets                 (0.30)%!     0.02%      0.18%      0.23%    0.15%!

Portfolio turnover rate      20.9%      37.3%      27.2%      54.5%    81.0%!

Net assets,
end of period
(in thousands)           $122,814   $ 96,991   $ 60,241   $ 12,304   $  2,028

(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized.

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets

T. Rowe Price New America Growth Portfolio
June 30, 1998 (Unaudited)

                                            Shares/Par                 Value
                                                                In thousands
--------------------------------------------------------------------------------

COMMON STOCKS  95.7%

FINANCIAL SERVICES  15.8%

Bank and Trust    2.3%

BANC ONE                                        21,000            $    1,172

Norwest                                         46,000                 1,719

                                                                       2,891

Insurance   3.0%

ACE Limited                                     31,000                 1,209

Fairfax Financial (CAD) *                        4,000                 1,560

MGIC Investment                                 16,000                   913

                                                                       3,682

Investment Services  4.5%

Franklin Resources                              58,000                 3,132

Morgan Stanley Dean
  Witter Discover                               13,000                 1,188

Travelers Group                                 19,000                 1,152

                                                                       5,472

Other Financial Services  6.0%

Associates First
  Capital (Class A)                             19,500                 1,499

The CIT Group (Class A)                         58,000                 2,175

Fannie Mae                                      23,500                 1,428

Freddie Mac                                     48,000                 2,259

                                                                       7,361

Total Financial Services                                              19,406


CONSUMER SERVICES  46.5%

Retailing/General Merchandisers  5.7%

Costco Companies *                              33,000                 2,082

Fred Meyer *                                    41,000                 1,743

Kohl's *                                        25,000                 1,297

Safeway *                                       46,500                 1,892

                                                                       7,014

Retailing/Specialty Merchandisers  9.3%

AutoZone *                                      66,000                 2,108

Circuit City Stores                             43,000                 2,016

Cole National (Class A) *                       46,000                 1,840

General Nutrition *                             77,500                 2,417

Home Depot                                      24,000                 1,993

Republic Industries *                           30,000                   750

Republic Industries * +                         11,000                   275

                                                                      11,399

Entertainment and Leisure  6.5%

Carnival (Class A)                              58,000                 2,298

Disney                                          15,500            $    1,628

Extended Stay America *                         45,000                   506

Extended Stay America * +                       30,000                   338

Hilton                                          40,000                 1,140

Mirage Resorts *                                19,500                   416

Premier Parks *                                 24,500                 1,632

                                                                       7,958

Media/Communication Services  18.6%

AirTouch Communications *                       55,500                 3,243

Chancellor Media *                              33,400                 1,658

Comcast (Class A Special)                       57,000                 2,314

Jacor Communications *                          30,000                 1,772

MCI                                             21,000                 1,220

Outdoor Systems *                               90,000                 2,520

Paging Network *                                98,000                 1,369

Sinclair Broadcast
  Group (Class A)                               55,000                 1,578

Telecom Liberty Media
  (Series A) *                                  57,450                 2,232

Tribune                                         21,000                 1,445

Western Wireless
  (Class A) *                                   67,000                 1,334

WorldCom *                                      44,000                 2,127

                                                                      22,812

Restaurants/Food Distribution  1.6%

Outback Steakhouse *                            51,000                 1,987

                                                                       1,987

Personal Services  4.8%

Avis Rent A Car *                               49,000                 1,213

Cendant *                                      105,000                 2,192

Service Corp. International                     58,500                 2,508

                                                                       5,913

Total Consumer Services                                               57,083


BUSINESS SERVICES  32.6%

Health Care Services  5.0%

Concentra Managed Care *                        62,000                 1,610

PhyCor *                                        56,000                   926

Quorum Health Group *                           75,000                 1,985

Total Renal Care Holdings *                     47,000                 1,622

                                                                       6,143

Distribution Services  3.1%

Cardinal Health                                 26,500                 2,484

Corporate Express *                            105,000                 1,329

                                                                       3,813

Computer Services  9.1%

Acxiom *                                        69,000            $    1,727

Affiliated Computer Services
  (Class A) *                                   49,000                 1,887

BISYS Group *                                   43,500                 1,785

First Data                                      57,500                 1,915

Galileo International                           42,500                 1,915

SunGard Data Systems *                          50,500                 1,938

                                                                      11,167

Environmental Services  2.7%

USA Waste Services *                            67,500                 3,333

                                                                       3,333

OTHER Business Services  9.6%

AccuStaff *                                     15,000                   469

ADVO *                                          45,000                 1,268

Catalina Marketing *                            34,500                 1,792

Interim Services *                              70,000                 2,249

Metamor Worldwide *                             61,500                 2,166

Paychex                                         34,500                 1,402

Viking Office Products *                        78,500                 2,458

                                                                      11,804

Energy Services  3.1%

Camco International                             17,000                 1,324

Schlumberger                                    11,000                   751

Smith International *                           20,500                   714

Western Atlas                                   11,000                   934

                                                                       3,723

Total Business Services                                               39,983

Miscellaneous Common Stocks 0.8%                                       1,047

Total Common Stocks (Cost $82,365)                                   117,519


SHORT-TERM INVESTMENTS  4.0%

Money Market Funds  4.0%

Reserve Investment Fund
  5.69% #                                    4,970,817                 4,971

Total Short-Term Investments
Cost $4,971)                                                           4,971

Total Investments in Securities

99.7% of Net Assets (Cost $87,336)                                $  122,490

Other Assets Less Liabilities                                            324

NET ASSETS                                                        $  122,814
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $     (163)

Accumulated net realized gain/loss -
net of distributions                                                   4,446

Net unrealized gain (loss)                                            35,154

Paid-in-capital applicable to 4,913,306
  shares of $0.0001 par value capital stock
  outstanding; 1,000,000,000 shares of the
  corporation authorized                                              83,377

NET ASSETS                                                        $  122,814
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    25.00
                                                                  ----------

  #  Seven-day yield
  *  Non-income producing
  + Securities contain some restrictions as to public resale-total of such securities at period-end amounts to 0.50% of net assets.
CAD  Canadian dollar

The accompanying notes are an integral part of these financial statements.


Statement of Operations

T. Rowe Price New America Growth Portfolio
(Unaudited)
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/98

Investment Income

Income
  Dividend                                                         $     156
  Interest                                                               146

  Total income                                                           302

Expenses
  Investment management and administrative                               465

  Net investment income                                                 (163)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                 4,397

Change in net unrealized gain or
loss on securities                                                    12,826

Net realized and unrealized gain (loss)                               17,223

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  17,060
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets

T. Rowe Price New America Growth Portfolio
(Unaudited)
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/98             12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $       (163)        $         13
  Net realized gain (loss)                           4,397                   65
  Change in net unrealized
  gain or loss                                      12,826               15,691

  Increase (decrease) in
  net assets from operations                        17,060               15,769

Distributions to shareholders
  Net realized gain                                   --                   (227)

Capital share transactions*
  Shares sold                                       17,602               36,823
  Distributions reinvested                            --                    227
  Shares redeemed                                   (8,839)             (15,842)

  Increase (decrease) in
  net assets from capital
  share transactions                                 8,763               21,208

Net Assets

Increase (decrease) during period                   25,823               36,750
Beginning of period                                 96,991               60,241

End of period                                 $    122,814         $     96,991
                                              ---------------------------------

*Share information
  Shares sold                                          749                1,964
  Distributions reinvested                            --                     11
  Shares redeemed                                     (378)                (842)

  Increase (decrease)
  in shares outstanding                                371                1,133

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements

T. Rowe Price New America Growth Portfolio
June 30, 1998 (Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $31,448,000 and $22,059,000, respectively, for the six months ended June 30, 1998.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $87,336,000, and net unrealized gain aggregated $35,154,000, of which $37,330,000 related to appreciated investments and $2,176,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $68,000 was payable at June 30, 1998. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $146,000 and are reflected as interest income in the accompanying Statement of Operations.


Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor

TRP652 (6/98)                                                 K15-055  6/30/98